COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

21. COMMITMENTS AND CONTINGENCIES

The Company may from time to time be subject to legal proceedings, investigations, and claims incidental to conduct of our business.

In September 2023, Guangdong Zexun Advertising Co., Ltd. filed a lawsuit against the Company which claimed a payment of RMB 231,866 (approximately $32,200) from the Company resulted from its failure of performance for a business subcontract agreement signed by both parties in 2017. The Company anticipated an unfavorable outcome from the lawsuit and accrued a liability of $32,200 for probable loss in 2023. The lawsuit was settled in a court mediation on January 30, 2024, and the Company agreed to pay the above claimed amount in three installments in 2024. The Company has paid the amount in three installments in February, May, and July 2024.

The Company received a notification from Nasdaq Listing Qualifications on June 21, 2024, as announced in a report with the SEC on a 6-K Form filed on June 24, 2024, that the Company was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. To regain compliance, the Company’s ordinary shares must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days (Nasdaq may monitor the price for as long as 20 consecutive business days prior to making a final compliance determination). On December 19, 2024, the Company received a second notice from the Nasdaq Listing Qualifications, in which Nasdaq granted us an additional 180 days, or until June 16, 2025, to regain compliance, because the Company met the continued listing requirement for public float and other applicable requirements, except the bid price requirement, and the Company had indicated its intention of curing the deficiency by effecting a reverse stock split, if necessary.